Exhibit 99.1

Aditxt Signed Definitive Agreement Valuing Ignite Proteomics at Approximately $150 Million

Transaction values Ignite Proteomics at approximately $150 million and is expected to position Ignite as an independent NYSE-listed functional proteomics company, while Aditxt continues as a separate Nasdaq-listed company

MOUNTAIN VIEW, CA, GOLDEN, CO and HONG KONG — June 9, 2026 — Aditxt, Inc. (NASDAQ: ADTX) (“Aditxt”), a qualified acquisition corp and Ignite Proteomics, LLC (“Ignite”, or “Ignite Proteomics”), a functional proteomics company and 100%-owned subsidiary of Aditxt, today announced that Ignite and strategic counterparty agreed to sign a definitive business combination agreement.

The transaction values Ignite at an implied equity value of approximately $150 million, subject to the terms and conditions of the business combination agreement. Upon closing, Ignite is expected to separate from Aditxt and become an independent publicly traded company through a newly formed public holding company expected to be named Ignite Proteomics , Inc. (“Ignite Holdings, Inc,”, or “Pubco”).

Following closing, the acquisition corp. and Ignite are expected to become wholly owned subsidiaries of the newly formed public holding company. Pubco’s common stock and public warrants are expected to be listed on the New York Stock Exchange, subject to approval of the listing application and satisfaction of customary closing conditions.

For Aditxt, the transaction is expected to unlock value in its 100%-owned Ignite subsidiary while allowing Aditxt to continue operating as a separate Nasdaq-listed public company, subject to continued compliance with Nasdaq listing requirements.

Strategic Value Creation for Aditxt

Aditxt acquired Ignite as part of its strategy to identify, acquire and advance differentiated health innovation platforms. The proposed business combination is intended to provide Ignite with a dedicated public-company platform, greater visibility and access to growth capital, while highlighting the value of Ignite within Aditxt’s portfolio.

“Today’s announcement represents an important milestone for Aditxt and Ignite,” said Jeff Busch, Interim Chief Executive Officer of Aditxt and Chief Executive Officer of Ignite Proteomics. “Aditxt owns 100% of Ignite, a differentiated precision oncology asset, and this transaction is expected to unlock that value through a business combination that values Ignite at approximately $150 million. At the same time, Aditxt is expected to continue as a separate Nasdaq-listed company focused on advancing its broader health innovation strategy.”

Mr. Busch continued, “For Ignite, becoming an independent public company is expected to provide the focus, visibility and access to capital needed to accelerate commercialization, expand clinical evidence generation and pursue broader adoption of its functional proteomics platform in oncology.”

Advancing Functional Proteomics in Precision Oncology

Ignite is developing and commercializing a functional proteomics platform designed to help physicians better understand the biological activity driving a patient’s tumor. Unlike traditional approaches that may infer protein activity from genomic information, Ignite’s platform is designed to directly measure protein and phosphoprotein signaling activity from tumor tissue, providing a functional view of tumor biology that may support more informed therapy selection.

Ignite’s current commercial focus is in breast cancer, with a broader development strategy intended to support expansion into additional tumor types and treatment settings over time. The company believes its platform may be particularly relevant as oncology treatment continues to shift toward increasingly targeted therapeutic classes, including antibody-drug conjugates, immunotherapies and targeted therapies.

Platform Positioned for Commercial and Clinical Expansion

Ignite’s growth strategy is expected to focus on expanding clinical adoption, scaling commercial operations, supporting additional clinical evidence generation and pursuing collaborations with academic institutions, oncology networks, payors and biopharmaceutical partners.

Net proceeds from the transaction, including cash remaining in the acquisition corp trust account after redemptions and any additional transaction financing, are expected to support Ignite’s commercialization initiatives, clinical evidence generation, working capital needs and general corporate purposes.

Transaction Overview

The transaction is expected to result in Ignite becoming an independent publicly listed company through a business combination with the acquisition corp. Following closing, the acquisition corp. and Ignite are expected to become wholly owned subsidiaries of a newly formed public holding company.

The transaction values Ignite at an implied equity value of approximately $150 million, with Ignite equity holders expected to receive newly issued shares of Pubco common stock based on a $10.00 per share reference price, subject to the terms and conditions of the business combination agreement.

The boards of directors / managers of the applicable parties have approved the transaction. Closing is subject to customary conditions, including approval by acquisition corp. shareholders, approval by Ignite equity holders, effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission, approval for listing of Pubco’s common stock and public warrants on the NYSE, satisfaction of applicable regulatory and third-party consent requirements, and satisfaction of minimum cash / financing conditions.

Following closing, the combined company is expected to be led by Ignite’s management team. Pubco’s board of directors is expected to consist of seven directors designated by Ignite, including a majority of independent directors.

About Ignite Proteomics

Ignite Proteomics is a functional proteomics company focused on advancing precision oncology through direct measurement of protein expression and pathway activation. The company’s Reverse Phase Protein Array platform is designed to measure functional protein and phosphoprotein activity from tumor tissue to support therapy-selection insights across oncology.

Ignite’s current commercial focus is in breast cancer, with a broader development strategy intended to support future expansion into additional tumor types, therapeutic classes and data-driven clinical applications.

For more information, visit https://igniteproteomics.com/

About Aditxt, Inc.

Aditxt, Inc. (NASDAQ: ADTX) is a public company focused on developing and commercializing health innovation platforms. Ignite Proteomics is currently a 100%-owned subsidiary of Aditxt.

Through the proposed business combination, Aditxt expects to unlock value in Ignite at an implied equity value of approximately $150 million, while Ignite is expected to become an independent publicly traded company. Aditxt is expected to continue as a separate Nasdaq-listed public company, subject to continued compliance with Nasdaq listing requirements.

About the Acquisition Corp

The undisclosed acquisition corp is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Advisors

Ladenburg Thalmann & Co. Inc. is serving as financial advisor to the newly formed public holding company and Ignite Proteomics, LLC, and Meister Seelig & Schuster PLLC is serving as legal counsel.

Additional Information and Where to Find It

In connection with the proposed transaction, Pubco intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement / prospectus of the acquisition corp. and Pubco. The acquisition corp., Pubco, Aditxt and Ignite urge investors, shareholders and other interested persons to read, when available, the preliminary and definitive proxy statement / prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the acquisition corp., Pubco, Aditxt, Ignite and the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement / prospectus and other documents filed with the SEC by the acquisition corp, Pubco, Aditxt and Ignite through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The acquisition corp., Pubco, Aditxt, Ignite and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the acquisition corp. shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the acquisition corps shareholders in connection with the proposed transaction will be set forth in the registration statement / proxy statement / prospectus when filed with the SEC.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote, consent or approval, in any jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of applicable securities laws.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable federal securities laws, including statements regarding the proposed business combination, the anticipated benefits of the transaction, the expected separation of Ignite from Aditxt, the expected listing of the combined company’s securities on the NYSE, the implied equity value of Ignite, Aditxt’s expected continued Nasdaq listing, expected use of proceeds, Ignite’s business strategy, clinical and commercial expansion plans, and the timing and ability of the parties to consummate the transaction.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks related to the parties’ ability to satisfy closing conditions, obtain required shareholder and regulatory approvals, complete any contemplated financing, satisfy NYSE and Nasdaq listing requirements, satisfy continued Nasdaq listing requirements applicable to Aditxt, and execute their respective business and commercialization strategies. The parties undertake no obligation to update any forward-looking statements, except as required by law.

Media Contact:

IR@aditxt.com

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